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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06591

Invesco Quality Municipal Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco Quality Municipal Income Trust

NYSE: IQI

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Supplemental Information
7 Dividend Reinvestment Plan
8 Schedule of Investments
20 Financial Statements
23 Notes to Financial Statements
29 Financial Highlights
31 Auditor's Report
32 Tax Information
33 Proxy Results
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Trust and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Trust, performance data for your Trust, a complete list of your Trust’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Trust’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Trust performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer a range of strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio that is appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 341 2929. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Quality Municipal Income Trust

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Trust’s adviser is cognizant of the risks in each of the trusts it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Trust’s adviser is focused on the risks in the trusts it manages, we also remain committed to managing trust costs and working with your Trust’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Quality Municipal Income Trust

Management’s Discussion of Trust Performance

Performance summary

The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. A main contributor to the Trust’s return on an NAV basis was its allocation to hospital bonds.

Performance

Total returns, 2/29/12 to 2/28/13

Trust at NAV	9.27%
Trust at Market Value	2.38
Barclays Municipal Bond Index‚	5.01

Market Price Discount to NAV as of 2/28/13	-4.41

Source(s): ‚Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

We seek to provide investors with current income exempt from federal income tax. We seek to achieve the Trust’s investment objective by investing, under normal market conditions, at least 80% of the Trust’s total assets in investment-grade municipal securities. Municipal securities include general obligation and revenue securities such as municipal bonds, municipal notes and municipal commercial paper. The Trust does not purchase securities that are in default or rated in categories lower than B by Standard and Poor’s or B3 by Moody’s or unrated securities of comparable quality.1 From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.

We employ a bottom-up, research-driven approach to identify securities that have attractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.

Sell decisions are generally based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Trust

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.2

    During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.3 While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.3 Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion4, a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.4

    The financial situation at the state level generally continues to improve, as evidenced by the growth in tax revenues, which have increased for 11 consecutive quarters, according to data collected by the Rockefeller Institute.5 The 11 quarters of growth in state tax collections came after five straight quarters of declines in collections were posted immediately following the recession.5 Year-over-year state tax revenues increased by 2.7% in the third quarter of 2012, the most recent data available.4 Despite these positive trends, overall tax collections remain weak compared to recent history. Nevertheless, state tax revenues were 1.4% higher in the third quarter of 2012 than they were in the same quarter of 2008.5

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	79.5%
General Obligation Bonds	15.2
Pre-Refunded Bonds	5.2
Other	0.1

Total Net Assets
Applicable to Common Shares	$754.5 million

Total Number of Holdings	342

Top Five Fixed Income Holdings

	Coupon	Maturity	% of Total Net Assets
1. Chicago (City of)	5.00%	01/01/37	2.3%
2. Charlotte (City of) (Cultural Arts Facilities)	5.00	06/01/39	2.0
3. South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group)	5.00	08/15/42	1.7
4. Massachusetts (State of) Development Finance Agency (Harvard University)	5.50	11/15/36	1.5
5. North Texas Tollway Authority	0.00	01/01/28	1.4

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

4                Invesco Quality Municipal Income Trust

    As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

    Trust performance was also driven by BBB-AAA1 credit quality spread tightening for most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed higher-rated credits and contributed to performance as we held overweight exposure to these market segments. The Trust’s non-rated exposure and our allocation within AA-rated issues also contributed to performance.

    At a sector level, our allocation to hospital bonds was the main contributor to Trust returns for the reporting period. Our exposure to state general obligation bonds detracted from returns.

    In terms of the yield curve positioning, the Trust’s exposure to the long end (20+ years) of the curve contributed to returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was implemented through the use of structural leverage.

    One important factor affecting the return of the Trust relative to the Barclays Municipal Bond Index was the Trust’s use of structural leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.

    During the reporting period, the Trust achieved a leveraged position through the use of inverse floating rate securities and Variable Rate Muni Term Preferred (VMTP) shares. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be a more efficient means by which to manage duration, yield curve exposure and credit exposure and potentially can enhance yield. As of the close of the reporting period, leverage accounted for 35% of the Trust’s total assets. During the reporting period, the use of leverage added to returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    The Trust trades at a market price that may be at a premium or discount to NAV. For most of the reporting period, the Trust fluctuated between trading at a premium and trading at a discount to its underlying NAV. The Trust traded at a discount at the end of the reporting period.

    Thank you for investing in Invesco Quality Municipal Income Trust and for sharing our long-term investment horizon.

1	A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

2 Source: Barclays

3	Source: Securities Industry and Financial Markets Association

4 Source: Morningstar

5	Source: The Nelson A. Rockefeller Institute of Government

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco Quality Municipal Income Trust. He joined Invesco in 2010.
Mr. Byron was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1981 to 2010 and began managing the Trust in 2009. He earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Quality Municipal Income
Trust. He joined Invesco in 2010. Mr. Stryker was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1994 to 2010 and began managing the Trust in 2009. He earned a BS in finance from the University of Illinois at Chicago.

Robert Wimmel Portfolio manager, is manager of Invesco Quality Municipal Income Trust. He joined Invesco in 2010.
Mr. Wimmel was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Trust in 2009. He earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco Quality Municipal Income Trust

Supplemental Information

Invesco Quality Municipal Income Trust’s investment objective is to provide current income which is exempt from federal income tax.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■	The Barclays Asset-Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■

The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.

■

The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	NYSE Symbol	IQI

6                Invesco Quality Municipal Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits

■	Add to your account:

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally one week before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works

If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower commissions for each individual Participant. Any per share or service fees are averaged into the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold. The proceeds will be sent via check to your address of record after deducting per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

Note that the Plan may be amended by the Trust at any time upon 30 days’ prior written notice to Plan participants.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

7 Invesco Quality Municipal Income Trust

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–151.43%
Alabama–0.77%
Birmingham (City of) Airport Authority; Series 2010, RB (INS-AGM)(a)	5.25%	07/01/30	$2,100	$2,368,611
Birmingham (City of) Water Works Board; Series 2011, Water RB (INS-AGM)(a)(b)	5.00%	01/01/36	3,060	3,424,568
				5,793,179

Alaska–0.63%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB(b)	5.50%	10/01/41	4,065	4,754,018

Arizona–2.37%
Apache (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2012 A, PCR	4.50%	03/01/30	1,035	1,075,406
Arizona (State of) Health Facilities Authority (Phoenix Children’s Hospital); Series 2012, Ref. Hospital System RB	5.00%	02/01/42	2,050	2,216,132
Arizona (State of) Transportation Board; Series 2011 A, Ref. Sub. Highway RB(b)	5.00%	07/01/36	3,450	3,990,167
Arizona (State of); Series 2008 A, COP (INS-AGM)(a)	5.00%	09/01/24	1,995	2,215,009
Maricopa County Pollution Control Corp. (Arizona Public Service Co.—Palo Verde); Series 2009 A, Ref. PCR(c)(d)	6.00%	05/01/14	1,475	1,554,975
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/42	2,780	3,030,228
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	6.00%	07/01/33	1,000	1,043,940
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	2,525	2,759,168
				17,885,025

California–24.76%
Alhambra Unified School District (Election of 2004);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGC)(a)(e)	0.00%	08/01/35	3,570	1,234,470
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGC)(a)(e)	0.00%	08/01/36	5,770	1,795,970
Bay Area Toll Authority (San Francisco Bay Area); Series 2007 F, Toll Bridge RB(c)(f)	5.00%	04/01/17	1,000	1,179,710
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/26	1,390	921,556
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/31	2,680	1,375,001
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2005, Ref. RB	5.00%	11/15/34	1,700	1,820,496
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/39	2,000	2,202,760
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(g)	5.00%	07/01/30	1,450	1,543,409
Series 2012, Water Furnishing RB(g)	5.00%	07/01/37	3,195	3,337,880
California (State of) Public Works Board (Department of Mental Health—Coalinga State Hospital); Series 2004 A, Lease RB	5.00%	06/01/24	5,000	5,228,900
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/27	4,000	4,288,640
California (State of) Statewide Communities Development Authority (John Muir Health);
Series 2006 A, RB	5.00%	08/15/28	1,015	1,125,178
Series 2006 A, RB	5.00%	08/15/32	8,000	8,878,080
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012 A, RB	5.00%	04/01/42	5,260	5,941,854
California (State of);
Series 2003, Unlimited Tax GO Bonds(c)(f)	5.25%	08/01/13	4,855	4,960,596
Series 2003, Unlimited Tax GO Bonds	5.25%	02/01/19	145	147,970
Series 2003, Unlimited Tax GO Bonds	5.00%	02/01/24	1,000	1,019,420
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/35	2,460	2,892,173
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/42	2,460	2,776,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California Infrastructure & Economic Development Bank (The Scripps Research Institute); Series 2005 A, RB	5.00%	07/01/29	$5,000	$5,445,250
California Infrastructure & Economic Development Bank; Series 2003 A, First Lien Bay Area Toll Bridges Seismic Retrofit RB(b)(c)(f)	5.00%	01/01/28	5,000	6,707,850
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL)(a)(e)	0.00%	08/01/29	695	373,604
Dry Creek Joint Elementary School District (Election of 2008-Measure E);
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/40	4,685	1,214,071
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/41	4,965	1,214,687
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/42	5,265	1,222,322
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/43	3,460	757,602
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/44	4,825	998,872
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB(b)	5.00%	06/01/36	4,770	5,579,326
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/31	1,775	772,711
Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/32	1,980	814,592
Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/45	1,500	1,567,140
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB (INS-AMBAC)(a)	5.00%	06/01/29	7,000	7,062,650
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 A, Sr. RB(b)	5.00%	05/15/35	6,000	6,837,660
Los Angeles (City of) Department of Water & Power;
Series 2004 C, Water System RB(c)(f)	5.00%	07/01/14	3,920	4,170,057
Series 2012 A, Water System RB(b)	5.00%	07/01/43	6,510	7,514,884
Los Angeles (City of); Series 2004 A, Unlimited Tax GO Bonds(c)(f)	5.00%	09/01/14	6,000	6,429,240
Los Angeles Community College District; Series 2003 B, Unlimited Tax GO Bonds (INS-AGM)(a)	5.00%	08/01/27	4,000	4,074,760
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC)(a)(e)	0.00%	08/01/34	1,985	698,462
Milpitas (City of) Redevelopment Agency (Redevelopment Area No. 1); Series 2003, Tax Allocation RB (INS-NATL)(a)	5.00%	09/01/22	3,040	3,101,560
Moreland School District (Crossover); Series 2006 C, Ref. Unlimited Tax CAB GO Bonds (INS-AMBAC)(a)(e)	0.00%	08/01/29	3,955	1,945,939
Oak Grove School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/28	2,875	1,559,544
Oxnard (City of) Finance Authority (Redwood Trunk Sewer & Headworks); Series 2004 A, Wastewater RB (INS-NATL)(a)	5.00%	06/01/29	4,000	4,096,120
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(a)(e)	0.00%	08/01/36	4,025	1,224,526
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(a)(e)	0.00%	08/01/37	1,590	459,764
Poway Unified School District (Election of 2008—School Facilities Improvement District No. 2007-1);
Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/27	4,005	2,302,314
Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/31	5,000	2,277,000
Regents of the University of California;
Series 2007 J, General RB (INS-AGM)(a)(b)	4.50%	05/15/31	2,760	2,895,323
Series 2007 J, General RB (INS-AGM)(a)(b)	4.50%	05/15/35	2,240	2,340,442
Series 2009 O, General RB	5.25%	05/15/39	500	577,570
San Diego (County of) Regional Airport Authority; Series 2010 A, Sub. RB	5.00%	07/01/34	875	983,071
San Diego (County of) Water Authority; Series 2004 A, COP (INS-AGM)(a)(b)	5.00%	05/01/29	4,240	4,570,720
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds(b)	5.00%	08/01/36	6,790	7,862,616
San Francisco (City & County of) (Laguna Honda Hospital); Series 2008 R3, Ref. Unlimited Tax GO Bonds (INS-AGC)(a)(b)	5.00%	06/15/28	2,040	2,213,155
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 F, Ref. Second Series RB(g)	5.00%	05/01/25	1,000	1,155,920
Series 2011 F, Ref. Second Series RB(g)	5.00%	05/01/26	1,995	2,275,756
Series 2011 G, Ref. Second Series RB	5.25%	05/01/27	5,000	5,981,350
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB(b)	5.00%	11/01/36	4,320	5,063,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Francisco (City & County of) Public Utilities Commission; Series 2009 A, Water RB	5.00%	11/01/27	$2,500	$2,989,000
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS-AGM)(a)(e)	0.00%	09/01/30	3,300	1,614,525
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS-AGM)(a)(c)(d)	3.50%	05/31/13	1,000	1,002,890
Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(e)	0.00%	04/01/14	3,050	3,020,568
William S. Hart Union High School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/32	17,570	7,038,894
Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/33	5,725	2,166,340
				186,845,178

Colorado–1.79%
Colorado (State of) Educational & Cultural Facilities Authority (Peak to Peak Charter School); Series 2004, Ref. & Improvement Charter School RB (INS-SGI)(a)	5.25%	08/15/34	3,585	3,651,358
Colorado (State of) Health Facilities Authority (Catholic Health Initiatives); Series 2009 A, RB	5.00%	07/01/39	4,000	4,356,200
Colorado (State of) Housing & Finance Authority; Series 2000 D-2, Sr. Single Family Program RB(g)	6.90%	04/01/29	90	92,448
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/41	3,200	3,728,704
Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS-SGI)(a)	5.00%	12/01/30	1,590	1,676,274
				13,504,984

Connecticut–0.62%
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	5.00%	07/01/41	4,300	4,670,531

Delaware–0.13%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/36	1,000	1,007,990

District of Columbia–2.98%
District of Columbia (Provident Group—Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/45	1,250	1,317,125
District of Columbia Water & Sewer Authority;
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC)(a)	5.00%	10/01/27	575	673,353
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC)(a)	5.00%	10/01/28	265	310,037
District of Columbia;
Series 2006 B-1, Ballpark RB (INS-NATL)(a)	5.00%	02/01/31	10,000	10,372,400
Series 2008 E, Unlimited Tax GO Bonds (INS-BHAC)(a)(b)	5.00%	06/01/26	380	435,070
Series 2008 E, Unlimited Tax GO Bonds (INS-BHAC)(a)(b)	5.00%	06/01/27	380	434,845
Series 2008 E, Unlimited Tax GO Bonds (INS-BHAC)(a)(b)	5.00%	06/01/28	760	867,738
Series 2009 A, Sec. Income Tax RB(b)	5.25%	12/01/27	3,040	3,686,395
Metropolitan Washington Airports Authority;
Series 2004 C-1, Ref. Airport System RB (INS-AGM)(a)(g)	5.00%	10/01/20	3,000	3,210,000
Series 2009 B, Airport System RB (INS-BHAC)(a)	5.00%	10/01/29	1,000	1,163,120
				22,470,083

Florida–13.06%
Broward (County of); Series 2012 A, Water & Sewer Utility RB	5.00%	10/01/37	2,145	2,497,295
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/21	5,110	6,090,047
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 B, Ref. RB(g)	5.13%	06/01/27	995	1,162,468
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2005 C, Ref. Hospital RB(d)	5.00%	11/15/31	3,000	3,253,590
Series 2006 C, RB(c)(d)(f)	5.25%	11/15/16	100	116,952
Series 2006 C, RB(d)	5.25%	11/15/36	3,900	4,321,122
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.00%	11/15/27	4,630	5,149,347
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	6.00%	07/01/38	3,000	3,562,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of) (Miami International Airport-Hub of the Americas); Series 2009 B, Aviation RB (INS-AGC)(a)	5.00%	10/01/25	$2,850	$3,334,244
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS-BHAC)(a)	5.50%	04/01/38	1,300	1,441,505
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB	5.00%	07/01/40	2,500	2,733,200
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2010 A, Ref. Hospital RB	6.00%	08/01/30	1,195	1,435,972
Miami-Dade (County of);
Series 2005 A, Sub. Special Obligation Conv. CAB RB (INS-NATL)(a)(o)	5.00%	10/01/30	2,995	3,057,476
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/33	2,500	2,866,225
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/37	2,700	3,069,792
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/32	1,040	1,174,732
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/35	1,640	1,843,901
Orange (County of); Series 2012 B, Ref. Sales Tax RB(b)	5.00%	01/01/31	7,855	9,196,555
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS-BHAC)(a)	5.50%	10/01/23	2,700	3,352,968
Series 2011, Ref. RB(b)	5.00%	10/01/31	3,330	3,826,936
South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group);
Series 2007, Hospital RB	5.00%	08/15/42	6,000	6,534,960
Series 2007, Hospital RB(b)	5.00%	08/15/42	12,000	13,069,920
Series 2007, Hospital RB(b)	5.00%	08/15/42	6,000	6,534,960
St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2006 A, Health Care RB	5.25%	01/01/26	1,000	917,470
Series 2006 A, Health Care RB	5.38%	01/01/40	4,250	3,585,725
Tampa (City of) Sports Authority; Series 2005, Ref. Sales Tax RB (INS-AGM)(a)	5.00%	01/01/26	1,545	1,650,863
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS-NATL)(a)	6.00%	10/01/29	2,000	2,778,040
				98,558,585

Georgia–2.64%
Atlanta (City of); Series 2004 J, Airport Passenger Facility Charge & Sub. Lien General RB (INS-AGM)(a)	5.00%	01/01/34	4,000	4,261,960
DeKalb (County of); Series 2003 A, Water & Sewerage RB	5.00%	10/01/23	1,200	1,230,084
Georgia (State of) Road & Tollway Authority;
Series 2003, RB(c)(f)	5.00%	10/01/13	8,000	8,230,080
Series 2003, RB	5.00%	10/01/23	6,000	6,162,360
				19,884,484

Hawaii–0.85%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group); Series 2010 B, Special Purpose RB	5.75%	07/01/40	1,630	1,843,579
Hawaii (State of); Series 2010 A, Airport System RB	5.00%	07/01/39	4,100	4,541,119
				6,384,698

Idaho–0.71%
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2008 A, Grant & RAB (INS-AGC)(a)	5.25%	07/15/23	2,600	3,070,574
Idaho (State of) Housing & Finance Association; Series 2000 E, Single Family Mortgage RB(g)	6.00%	01/01/32	540	541,037
Regents of the University of Idaho; Series 2011, Ref. General RB(c)(d)	5.25%	04/01/21	1,465	1,738,149
				5,349,760

Illinois–15.66%
Chicago (City of) (O’Hare International Airport);
Series 2003 B-2, Third Lien General Airport RB (INS-AGM)(a)(g)	5.75%	01/01/23	6,000	6,243,660
Series 2005 A, Third Lien General Airport RB (INS-NATL)(a)	5.25%	01/01/26	3,000	3,299,850
Chicago (City of) Board of Education;
Series 2011 A, Unlimited Tax GO Bonds(b)	5.00%	12/01/41	5,730	6,244,554
Series 2012 A, Unlimited Tax GO Bonds	5.00%	12/01/42	2,720	2,966,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) Park District; Series 2004 A, Limited Tax GO Bonds (INS-AMBAC)(a)	5.00%	01/01/27	$3,600	$3,786,408
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS-AGC)(a)	5.25%	06/01/23	1,070	1,227,739
Series 2008, Capital Grant Receipts RB (INS-AGC)(a)	5.25%	06/01/24	1,035	1,174,829
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB(b)	5.25%	12/01/36	3,970	4,572,408
Series 2011, Sales Tax Receipts RB(b)	5.25%	12/01/36	5,000	5,758,700
Chicago (City of);
Series 2007 A, Ref. Project Unlimited Tax GO Bonds (INS-AGM)(a)(b)(h)	5.00%	01/01/37	16,310	17,262,830
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/33	3,300	3,685,440
Cook (County of) Forest Preserve District;
Series 2012 B, Ref. Limited Tax GO Bonds(b)	5.00%	12/15/32	2,540	2,921,584
Series 2012 B, Ref. Limited Tax GO Bonds(b)	5.00%	12/15/37	2,540	2,901,747
Cook (County of); Series 2012 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/29	1,950	2,241,857
DeKalb County Community Unit School District No. 428; Series 2008, Unlimited Tax GO Bonds (INS-AGM)(a)	5.00%	01/01/23	1,435	1,663,222
Granite City (City of) (Waste Management, Inc.); Series 2002, Solid Waste Disposal RB(c)(d)(g)	3.50%	05/01/13	2,200	2,209,856
Illinois (State of) Finance Authority (Little Company of Mary Hospital & Health Care Centers); Series 2010, RB	5.38%	08/15/40	2,875	3,114,027
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 B, RB	5.00%	08/15/16	830	943,760
Series 2009 B, RB	5.38%	08/15/24	1,900	2,226,382
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2010 A, Ref. RB	6.00%	05/15/39	2,655	3,086,703
Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 2009, Ref. RB	6.13%	05/15/25	3,505	4,043,789
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	1,460	1,836,884
Illinois (State of) Finance Authority (Swedish Covenant Hospital);
Series 2010 A, Ref. RB	5.75%	08/15/29	5,020	5,740,972
Series 2010 A, Ref. RB	6.00%	08/15/38	2,620	2,975,744
Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2011 C, RB(b)	5.50%	08/15/41	1,440	1,637,035
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, Conv. CAB RB (INS-NATL)(a)(o)	5.75%	06/15/26	8,480	7,924,221
Series 2010 A, RB	5.50%	06/15/50	2,300	2,608,890
Series 2012 B, RB(b)	5.00%	12/15/28	5,565	6,533,477
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	4,275	5,166,850
Schaumburg (Village of); Series 2004 B, Unlimited Tax GO Bonds (INS-NATL)(a)	5.25%	12/01/34	2,000	2,145,160
				118,145,092

Indiana–2.35%
Indiana (State of) Finance Authority (Clarion Health Obligated Group); Series 2006 A, Hospital RB	5.25%	02/15/40	3,595	3,929,371
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.25%	10/01/31	3,000	3,452,610
Indiana (State of) Finance Authority (Eiteljorg Museum of American Indians & Western Art, Inc.); Series 2004, VRD Educational Facilities RB (LOC-JPMorgan Chase Bank, N.A.)(i)(j)	0.10%	02/01/24	1,500	1,500,000
Indianapolis Local Public Improvement Bond Bank; Series 2011 K, RB	5.00%	06/01/27	3,000	3,406,980
Lake Central Multi-District School Building Corp.; Series 2012 B, First Mortgage RB	5.00%	07/15/32	1,735	2,035,432
Marion (County of) Convention & Recreational Facilities Authority; Series 2003 A, Sr. Ref. Excise Taxes Lease Rental RB(c)(f)	5.00%	06/01/13	1,400	1,417,584
Rockport (City of) (Indiana Michigan Power Co.); Series 2009 B, Ref. PCR(c)(d)	6.25%	06/02/14	1,860	1,983,895
				17,725,872

Iowa–2.18%
Coralville (City of); Series 2006 D, COP	5.25%	06/01/26	2,200	2,274,932
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(b)(h)	5.00%	06/01/25	4,795	5,733,669
Series 2009 A, Special Obligation RB(b)(h)	5.00%	06/01/26	3,595	4,271,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	$1,800	$1,831,428
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/32	1,260	1,288,413
Series 2012, Health Facilities RB	4.00%	08/15/33	1,000	1,020,950
				16,421,115

Kansas–0.26%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	1,655	1,941,629

Kentucky–0.84%
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010 A, Hospital RB	6.38%	06/01/40	1,625	1,957,296
Series 2010 A, Hospital RB	6.50%	03/01/45	2,050	2,469,492
Kentucky (State of) Turnpike Authority (Revitalization); Series 2012 A, Economic Development Road RB	5.00%	07/01/31	1,600	1,911,488
				6,338,276

Louisiana–0.69%
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc.—Housing & Parking); Series 2010, RB (INS-AGM)(a)	5.25%	10/01/30	2,450	2,797,581
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	2,265	2,422,282
				5,219,863

Maine–0.72%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/43	2,750	3,013,862
Maine (State of) Turnpike Authority; Series 2012 A, RB	5.00%	07/01/37	2,100	2,433,396
				5,447,258

Maryland–1.33%
Baltimore (County of) (Oak Crest Village Inc. Facility); Series 2007 A, RB	5.00%	01/01/37	2,495	2,595,075
Maryland (State of) Health & Higher Educational Facilities Authority (Frederick Memorial Hospital); Series 2012 A, RB	4.00%	07/01/38	1,500	1,501,680
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2004, Ref. RB	5.38%	08/15/24	3,000	3,171,810
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	2,440	2,785,699
				10,054,264

Massachusetts–4.56%
Massachusetts (State of) Department of Transportation (Contract Assistance); Series 2010 B, Metropolitan Highway Systems RB	5.00%	01/01/35	2,010	2,282,033
Massachusetts (State of) Development Finance Agency (Berklee College of Music); Series 2007 A, RB	5.00%	10/01/32	2,350	2,625,491
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(b)	5.50%	11/15/36	9,565	11,550,407
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(b)	5.50%	07/01/36	3,100	3,699,881
Massachusetts (State of) Development Finance Agency (Partners Healthcare); Series 2012 L, RB	5.00%	07/01/31	5,620	6,536,173
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	6.75%	01/01/36	1,225	1,493,532
Massachusetts (State of) School Building Authority; Series 2011 B, Sr. Dedicated Sales Tax RB(b)	5.00%	10/15/35	5,325	6,224,180
				34,411,697

Michigan–0.80%
Lansing (City of) Board of Water & Light; Series 2011 A, Utility System RB	5.00%	07/01/37	3,400	3,894,360
Wayne State University Board of Governors; Series 2008, Ref. General RB (INS-AGM)(a)	5.00%	11/15/25	1,855	2,161,965
				6,056,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–0.95%
Fenton (City of) (Gravois Bluffs Redevelopment); Series 2006, Ref. Tax Increment Allocation RB	4.50%	04/01/21	$290	$295,832
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/27	995	1,170,110
Series 2011 A, Ref. RB	5.50%	09/01/28	1,970	2,291,602
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2005 A, Senior Living Facilities RB	5.38%	02/01/35	1,875	1,915,087
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2012, RB	4.00%	11/15/42	1,465	1,487,957
				7,160,588

Montana–0.55%
Forsyth (City of) (Portland General Electric Co.); Series 1998 A, Ref. PCR	5.00%	05/01/33	3,600	4,138,056

Nebraska–1.10%
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center); Series 2012, Ref. RB	5.00%	11/01/32	2,500	2,769,475
Omaha (City of) Public Power District; Series 2011 B, RB(b)	5.00%	02/01/36	4,800	5,529,216
				8,298,691

Nevada–2.22%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/34	1,500	1,689,345
Clark (County of);
Series 2003 C, Jet Aviation Fuel Tax Airport System RB (INS-AMBAC)(a)(g)	5.38%	07/01/19	1,000	1,016,600
Series 2003 C, Jet Aviation Fuel Tax Airport System RB (INS-AMBAC)(a)(g)	5.38%	07/01/20	1,100	1,118,062
Series 2003 C, Jet Aviation Fuel Tax Airport System RB (INS-AMBAC)(a)(g)	5.38%	07/01/22	2,000	2,032,500
Series 2004 A-1, Sub. Lien Airport System RB (INS-NATL)(a)(g)	5.50%	07/01/20	5,000	5,314,300
Series 2004 A-1, Sub. Lien Airport System RB (INS-NATL)(a)(g)	5.50%	07/01/22	2,000	2,121,280
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB	6.25%	06/15/16	1,450	1,574,946
Nevada (State of); Series 2008 C, Capital Improvement & Cultural Affairs Limited Tax GO Bonds (INS-AGM)(a)(b)	5.00%	06/01/26	1,600	1,852,432
				16,719,465

New Jersey–6.07%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB	5.75%	06/01/31	1,990	2,286,371
New Jersey (State of) Economic Development Authority; Subseries 2005 N-1, Ref. School Facilities Construction RB (INS-AMBAC)(a)	5.50%	09/01/24	2,000	2,583,380
New Jersey (State of) Transportation Trust Fund Authority;
Series 1999 A, Transportation System RB	5.75%	06/15/20	5,000	6,281,700
Series 2006 C, Transportation System CAB RB (INS-AGC)(a)(e)	0.00%	12/15/26	8,435	4,973,951
Series 2012 A, Transportation System RB	5.00%	06/15/42	3,100	3,444,069
Series 2012 AA, Transportation Program RB	5.00%	06/15/38	1,750	1,966,317
New Jersey (State of) Turnpike Authority;
Series 2003 A, RB(c)(f)	5.00%	07/01/13	1,500	1,524,705
Series 2003 A, RB(c)(f)	5.00%	07/01/13	1,750	1,778,822
New Jersey (State of); Series 2001 H, Ref. Unlimited Tax GO Bonds	5.25%	07/01/19	6,900	8,584,704
Passaic Valley Sewage Commissioners; Series 2003 F, Sewer System RB (INS-NATL)(a)	5.00%	12/01/20	10,000	10,288,500
University of Medicine & Dentistry of New Jersey; Series 2004, COP (INS-NATL)(a)	5.25%	06/15/23	2,000	2,060,440
				45,772,959

New Mexico–0.68%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	2,650	2,953,690
New Mexico (State of) Finance Authority; Series 2008 A, Sr. Lien Public Revolving Fund RB	5.00%	06/01/27	1,860	2,143,576
				5,097,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–13.28%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	6.25%	07/15/40	$1,740	$2,090,332
Series 2009, PILOT RB	6.38%	07/15/43	720	865,562
Long Island Power Authority; Series 2004 A, Electrical System General RB (INS-AMBAC)(a)	5.00%	09/01/34	1,500	1,580,820
Metropolitan Transportation Authority; Series 2003 B, RB (INS-NATL)(a)	5.25%	11/15/22	5,000	5,175,050
New York (City of) Municipal Water Finance Authority;
Series 2003 A, Water & Sewer System RB	5.00%	06/15/35	3,000	3,037,800
Series 2010 FF, Second General Resolution Water & Sewer System RB	5.00%	06/15/31	2,400	2,791,776
New York (City of) Transitional Finance Authority;
Series 2009 A, Future Tax Sec. RB(b)	5.00%	05/01/28	4,615	5,505,557
Series 2009 A, Future Tax Sec. RB(b)	5.00%	05/01/29	3,695	4,417,594
Series 2009 A, Future Tax Sec. RB(b)	5.00%	05/01/30	3,695	4,326,217
Subseries 2011 D-1, Future Tax Sec. RB(b)	5.00%	11/01/33	1,725	2,033,603
Subseries 2012 E-1, Future Tax Sec. RB(b)	5.00%	02/01/42	8,690	9,921,199
New York (City of) Trust for Cultural Resources (Museum of Modern Art);
Series 2008 1A, Ref. RB(b)	5.00%	04/01/26	5,635	6,693,647
Series 2008 1A, Ref. RB(b)	5.00%	04/01/27	4,765	5,627,370
New York (City of);
Subseries 2008 A-1, Unlimited Tax GO Bonds(b)	5.25%	08/15/27	5,200	6,172,400
Subseries 2008 A-1, Unlimited Tax GO Bonds(b)	5.25%	08/15/28	5,200	6,169,436
New York (State of) Dormitory Authority (City of New York); Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(a)	5.50%	05/15/29	1,805	2,387,799
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(b)	5.00%	03/15/30	5,805	6,812,980
New York (State of) Dormitory Authority; Series 2007 A, Mental Health Services Facilities Improvement RB (INS-AGM)(a)	5.00%	02/15/27	1,500	1,705,575
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(g)(k)	13.43%	07/01/26	1,700	1,717,204
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB	5.00%	03/15/25	1,310	1,571,843
New York (State of) Thruway Authority; Series 2011 A-1, Second General Highway & Bridge Trust Fund RB(b)	5.00%	04/01/29	4,860	5,704,133
New York Liberty Development Corp. (7 World Trade Center);
Series 2012, Class 1, Ref. Liberty RB(b)	5.00%	09/15/40	5,100	5,818,233
Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/43	1,770	1,964,912
Tobacco Settlement Financing Corp.; Series 2003 B-1C, Asset-Backed RB	5.50%	06/01/21	6,000	6,081,960
				100,173,002

North Carolina–3.91%
Charlotte (City of) (Cultural Arts Facilities); Series 2009 E, Ref. COP(b)	5.00%	06/01/39	13,600	14,868,880
North Carolina (State of) Eastern Municipal Power Agency; Series 2009 B, Power System RB	5.00%	01/01/26	1,525	1,738,530
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2012 A, Health Care Facilities RB(b)	5.00%	06/01/42	5,110	5,804,449
North Carolina (State of) Medical Care Commission (Salemtowne); Series 2006, Ref. First Mortgage Health Care Facilities RB	5.10%	10/01/30	1,100	1,120,746
North Carolina (State of) Turnpike Authority;
Series 2011, Monroe Connector System State Appropriation RB(b)	5.00%	07/01/36	1,755	2,015,758
Series 2011, Monroe Connector System State Appropriation RB(b)	5.00%	07/01/41	2,430	2,746,969
University of North Carolina at Chapel Hill; Series 2003, General RB(c)(f)	5.00%	12/01/13	1,200	1,243,788
				29,539,120

North Dakota–0.37%
Ward (County of) (Trinity Obligated Group); Series 2006, Health Care Facilities RB	5.13%	07/01/29	2,750	2,821,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–5.76%
Allen (County of) (Catholic Health Partners); Series 2012 A, Ref. Hospital Facilities RB	5.00%	05/01/42	$3,445	$3,828,808
American Municipal Power, Inc. (Prairie State Energy Campus); Series 2008 A, RB (INS-AGC)(a)(b)	5.25%	02/15/33	9,100	10,368,449
Cuyahoga (County of) (Cleveland Clinic Health System Obligated Group);
Series 2003, RB(c)(f)	6.00%	07/01/13	5,080	5,180,991
Series 2003 H, RB(c)(f)	6.00%	07/01/13	5,290	5,395,165
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/33	2,000	1,971,580
Franklin (County of) (OhioHealth Corp.); Series 2011 A, Hospital Facilities RB(b)	5.00%	11/15/36	3,390	3,852,057
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/42	3,000	3,406,020
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/34	2,470	2,934,829
Ohio (State of) Higher Educational Facility Commission (Summa Health System); Series 2010, Hospital Facilities RB	5.75%	11/15/40	4,835	5,475,202
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(c)(d)	5.88%	06/01/16	930	1,047,487
				43,460,588

Oklahoma–0.20%
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center); Series 2007, Hospital RB	5.13%	12/01/36	1,500	1,509,000

Oregon–0.49%
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB	5.25%	04/01/24	685	815,664
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(l)	6.38%	11/01/33	2,465	2,850,107
				3,665,771

Pennsylvania–1.55%
Pennsylvania (State of) Turnpike Commission;
Series 2004 A, RB (INS-AMBAC)(a)	5.00%	12/01/34	5,000	5,345,750
Subseries 2010 B-2, Sub. Conv. CAB RB(o)	5.75%	12/01/28	2,850	2,831,760
Subseries 2010 B-2, Sub. Conv. CAB RB(o)	6.00%	12/01/34	1,750	1,717,607
Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS-BHAC)(a)	5.13%	09/01/23	1,500	1,772,430
				11,667,547

Puerto Rico–3.41%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, Sr. Lien RB	5.00%	07/01/33	2,370	2,320,965
Series 2012 A, Sr. Lien RB	6.00%	07/01/47	1,310	1,370,378
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2010 CCC, RB	5.25%	07/01/27	3,500	3,625,825
Series 2010 XX, RB	5.25%	07/01/40	2,800	2,832,956
Series 2012 A, RB	5.00%	07/01/42	5,105	5,054,256
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, RB	5.38%	08/01/39	2,125	2,252,011
First Subseries 2010 A, RB	5.50%	08/01/42	2,900	3,091,226
First Subseries 2010 C, RB	5.25%	08/01/41	4,950	5,221,904
				25,769,521

Rhode Island–0.21%
Rhode Island Economic Development Corp.; Series 2004 A, Ref. Airport RB (INS-AGM)(a)(g)	5.00%	07/01/21	1,500	1,582,950

South Carolina–2.47%
Charleston Educational Excellence Finance Corp. (Charleston County School District); Series 2005, Installment Purchase RB	5.25%	12/01/29	8,000	8,833,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Public Service Authority;
Series 2003 A, Ref. RB(c)(f)	5.00%	07/01/13	$1,710	$1,738,471
Series 2003 A, Ref. RB (INS-AMBAC)(a)	5.00%	01/01/22	5,290	5,371,413
Series 2003 A, Ref. RB (INS-AMBAC)(a)	5.00%	01/01/27	2,655	2,694,719
				18,637,963

Texas–17.13%
Alamo Community College District; Series 2012, Ref. Limited Tax GO Bonds(b)	5.00%	08/15/34	5,105	6,030,690
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(g)	4.85%	04/01/21	6,000	6,469,434
Arlington (City of); Series 2009, Special Tax RB	5.00%	08/15/28	4,000	4,444,240
Austin (City of);
Series 2012, Ref. Electric Utility System RB	5.00%	11/15/37	1,470	1,704,671
Series 2012, Ref. Electric Utility System RB	5.00%	11/15/40	1,680	1,931,446
Bexar (County of); Series 2009 A, Flood Control Limited Tax Ctfs.	5.00%	06/15/35	2,500	2,941,625
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB	6.20%	07/01/45	2,225	2,529,825
Dallas Area Rapid Transit; Series 2012, Ref. Sr. Lien Sales Tax RB	5.00%	12/01/42	1,800	2,085,174
Dallas-Fort Worth International Airport;
Series 2003 A, Joint RB (INS-AGM)(a)(g)	5.38%	11/01/22	3,000	3,097,050
Series 2012 G, Ref. RB	5.00%	11/01/34	3,000	3,389,820
Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/25	1,130	1,319,569
Harris (County of); Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS-AGM)(a)	5.25%	08/15/31	5,395	7,074,625
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	1,300	1,457,924
Houston (City of) Convention & Entertainment Facilities Department; Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS-AGM)(a)(e)	0.00%	09/01/25	4,650	2,856,076
Houston (City of);
Series 2004 A, Ref. First Lien Combined Utility System RB (INS-NATL)(a)	5.25%	05/15/23	8,300	8,783,724
Series 2004 A, Ref. First Lien Combined Utility System RB (INS-NATL)(a)	5.25%	05/15/25	9,500	10,038,080
Series 2009 A, Ref. Public Improvement Limited Tax GO Bonds	5.00%	03/01/27	2,000	2,362,300
Series 2011 D, First Lien Combined Utility System RB(b)	5.00%	11/15/33	2,700	3,157,515
Series 2011 D, First Lien Combined Utility System RB(b)	5.00%	11/15/36	4,005	4,636,669
Houston Community College System; Series 2008, Sr. Lien Student Fee RB (INS-AGM)(a)	5.00%	04/15/23	420	492,526
Lower Colorado River Authority (LCRA Transmissions Services Corp.); Series 2011 A, Ref. RB	5.00%	05/15/41	2,250	2,532,600
Lower Colorado River Authority;
Series 2010 A, Ref. RB	5.00%	05/15/40	1,700	1,902,028
Series 2012 B, Ref. RB	5.00%	05/15/32	2,075	2,384,299
Series 2012 B, Ref. RB	5.00%	05/15/37	2,900	3,263,022
North Texas Tollway Authority;
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(a)(e)	0.00%	01/01/28	18,900	10,739,358
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(a)(e)	0.00%	01/01/31	3,740	1,824,110
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2007, Retirement Facilities RB	5.13%	05/15/37	925	933,991
Texas (State of) Transportation Commission; Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/41	2,500	2,748,050
Texas A&M University System Board of Regents;
Series 2009 A, Financing System RB	5.00%	05/15/25	890	1,066,362
Series 2009 A, Financing System RB	5.00%	05/15/26	2,500	2,979,125
Texas Municipal Gas Acquisition & Supply Corp.;
Series 2012, Gas Supply RB	5.00%	12/15/22	2,000	2,312,220
Series 2012, Gas Supply RB	5.00%	12/15/30	1,195	1,302,658
Series 2012, Gas Supply RB	5.00%	12/15/31	1,195	1,297,591
Series 2012, Gas Supply RB	5.00%	12/15/32	1,200	1,297,956
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	1,945	2,325,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Quality Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
University of Houston; Series 2008, Ref. Consolidated RB (INS-AGM)(a)(b)	5.00%	02/15/33	$9,100	$10,349,248
West Harris County Regional Water Authority; Series 2005, Water System RB (INS-AGM)(a)	5.00%	12/15/24	3,000	3,206,370
				129,267,355

Utah–1.20%
Intermountain Power Agency; Series 2003 A, Ref. Power Supply RB (INS-AGM)(a)	5.00%	07/01/21	1,500	1,524,285
Salt Lake City (City of) (IHC Hospitals, Inc.); Series 1991, Ref. Hospital RB(f)(k)	13.10%	05/15/20	2,400	2,427,984
Utah (State of) Transit Authority; Series 2012, Ref. Sales Tax RB	5.00%	06/15/42	4,500	5,086,800
				9,039,069

Vermont–0.34%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	2,500	2,552,175

Virgin Islands–0.35%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	2,400	2,680,488

Virginia–2.74%
Fairfax (County of) Economic Development Authority (Goodwin House Inc.); Series 2007, Residential Care Facilities Mortgage RB	5.13%	10/01/37	1,750	1,819,860
Fairfax (County of) Industrial Development Authority (INOVA Health System); Series 1993, Ref. RB	5.25%	08/15/19	9,000	10,602,090
Prince William (County of) Service Authority; Series 2003, Ref. Water & Sewer System RB	5.00%	07/01/21	2,000	2,071,840
Route 460 Funding Corp.; Series 2012 A, Sr. Lien Toll Road RB	5.13%	07/01/49	1,150	1,256,594
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(g)	5.50%	01/01/42	1,815	2,010,457
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB(g)	5.00%	01/01/40	2,800	2,917,628
				20,678,469

Washington–4.70%
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(g)	5.50%	07/01/25	925	1,113,811
Grant (County of) Public Utility District No. 2; Series 2005 A, Ref. Wanapum Hydro Electric RB (INS-NATL)(a)	5.00%	01/01/34	1,705	1,805,442
Lewis (County of) Public Utility District No. 1 (Cowlitz Falls Hydroelectric); Series 2003, Ref. RB (INS-NATL)(a)	5.00%	10/01/22	1,000	1,027,850
Seattle (Port of); Series 2012 A, Ref. Intermediate Lien RB	5.00%	08/01/31	2,700	3,173,121
Spokane County School District No. 81; Series 2005, Unlimited Tax GO Bonds(c)(f)	5.13%	06/01/15	2,500	2,770,375
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2011 A, RB(b)	5.00%	02/01/41	3,000	3,312,300
Washington (State of) Health Care Facilities Authority (Providence Health); Series 2006 C, RB (INS-AGM)(a)	5.25%	10/01/33	1,500	1,657,290
Washington (State of);
Series 2010 A, Various Purpose Unlimited Tax GO Bonds(b)	5.00%	08/01/29	8,420	10,076,046
Series 2010 A, Various Purpose Unlimited Tax GO Bonds(b)	5.00%	08/01/30	8,850	10,534,863
				35,471,098

Wisconsin–1.05%
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/39	5,000	5,499,150
Wisconsin (State of); Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/28	2,000	2,427,540
				7,926,690
TOTAL INVESTMENTS(m)–151.43% (Cost $1,037,108,767)				1,142,498,797
FLOATING RATE NOTE OBLIGATIONS–(25.91)%
Notes with interest rates ranging from 0.10% to 0.26% at 02/28/13 and contractual maturities of collateral ranging from 06/01/25 to 07/01/43 (See Note 1I)(n)				(195,485,000)
OTHER ASSETS LESS LIABILITIES–2.83%				21,369,427
VARIABLE RATE MUNI TERM PREFERRED SHARES–(28.35)%				(213,900,000)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$754,483,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Quality Municipal Income Trust

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
FTA	– Federal Transit Administration
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1I.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Zero coupon bond issued at a discount.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security subject to the alternative minimum tax.
(h)	Security is subject to a shortfall agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $16,525,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(i)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $4,145,188 which represents 0.55% of the Trust’s Net Assets.
(l)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 28, 2013 represented 0.38% of the Trust’s Net Assets.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	8.8%
National Public Finance Guarantee Corp.	7.3

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2013. At February 28, 2013, the Trust’s investments with a value of $345,456,898 are held by Dealer Trusts and serve as collateral for the $195,485,000 in the floating rate note obligations outstanding at that date.
(o)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Quality Municipal Income Trust

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,037,108,767)	$1,142,498,797
Receivable for:
Investments sold	14,808,000
Interest	10,943,208
Fund expenses absorbed	100,027
Investment for trustee deferred compensation and retirement plans	37,284
Deferred offering costs	173,386
Total assets	1,168,560,702

Liabilities:
Floating rate note obligations	195,485,000
Variable rate muni term preferred shares, at liquidation value ($0.01 par value, 2,139 issued with liquidation preference of $100,000 per share)	213,631,009
Payable for:
Amount due custodian	4,345,690
Accrued fees to affiliates	6
Accrued other operating expenses	147,159
Accrued trustees’ and officers’ fees and benefits	5,865
Accrued interest expense	205,578
Trustee deferred compensation and retirement plans	257,171
Total liabilities	414,077,478
Net assets applicable to common shares	$754,483,224

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$722,600,925
Undistributed net investment income	3,423,821
Undistributed net realized gain (loss)	(76,931,552)
Unrealized appreciation	105,390,030
$754,483,224

Shares outstanding, $0.01 par value per common share, with an unlimited number of shares authorized:
Common shares outstanding	52,883,797
Net asset value per common share	$14.27
Market value per common share	$13.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Quality Municipal Income Trust

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$33,028,025

Expenses:
Advisory fees	3,308,981
Administrative services fees	127,687
Custodian fees	15,999
Interest, facilities and maintenance fees	2,726,908
Transfer agent fees	11,957
Trustees’ and officers’ fees and benefits	42,138
Other	611,790
Total expenses	6,845,460
Less: Fees waived	(1,234,276)
Net expenses	5,611,184
Net investment income	27,416,841

Realized and unrealized gain from:
Net realized gain from investment securities	2,154,095
Change in net unrealized appreciation of investment securities	9,064,671
Net realized and unrealized gain	11,218,766
Net increase in net assets resulting from operations	38,635,607
Distributions to auction rate preferred shareholders from net investment income	(105,655)
Net increase in net assets from operations applicable to common shares	$38,529,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Quality Municipal Income Trust

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$27,416,841	$19,808,782
Net realized gain (loss)	2,154,095	(4,167,829)
Change in net unrealized appreciation	9,064,671	44,869,129
Net increase in net assets resulting from operations	38,635,607	60,510,082
Distributions to auction rate preferred shareholders from net investment income	(105,655)	(357,929)
Net increase in net assets from operations applicable to common shares	38,529,952	60,152,153
Distributions to shareholders from net investment income	(28,675,570)	(20,508,345)
Increase from transactions in common shares of beneficial interest	418,357,421	—
Net increase in net assets applicable to common shares	428,211,803	39,643,808

Net assets applicable to common shares:
Beginning of year	326,271,421	286,627,613
End of year (includes undistributed net investment income of $3,423,821 and $3,656,015, respectively)	$754,483,224	$326,271,421

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Quality Municipal Income Trust

Statement of Cash Flows

For the year ended February 28, 2013

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$38,529,952

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(134,301,162)
Net sales of short-term investments	14,025,000
Cash acquired from reorganization*	8,107,840
Proceeds from sales of investments	110,619,244
Amortization of premium	2,654,328
Accretion of discount	(1,840,338)
Decrease in interest receivables and other assets	733,403
Decrease in accrued expenses and other payables	(6,707,172)
Net realized gain from investment securities	(2,154,095)
Net change in unrealized appreciation on investment securities	(9,064,671)
Net cash provided by operating activities	20,602,329

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(28,675,570)
Increase in payable for amount due custodian	2,763,018
Increase in VMTP Shares, at liquidation value	116,800,000
Cash payments for offering costs	(239,777)
Net payments for the redemption of auction rate preferred shares	(116,850,000)
Net proceeds from floating rate note obligations	5,600,000
Net cash provided by (used in) financing activities	(20,602,329)
Net increase in cash and cash equivalents	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,582,129
*	During the year ended February 28, 2013, net assets of $418,357,421 were acquired in the reorganization of Invesco Quality Municipal Investment Trust and Invesco Quality Municipal Securities into the Trust (see Note 11) including $8,107,840 in cash, $6,796,272 in receivables and other assets, $7,139,126 of accrued expenses and other payables, $111,975,000 in Floating Rate Note Obligations and $96,831,009 of VMTP Shares.

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Quality Municipal Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Prior to October 15, 2012, the Trust was organized as a Massachusetts business trust.

The Trust’s investment objective is to provide current income which is exempt from federal income tax.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

23                         Invesco Quality Municipal Income Trust

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

24                         Invesco Quality Municipal Income Trust

The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

J.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares (“ARPS”) and floating rate note obligations, if any.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective September 25, 2012, under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average weekly managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP). Prior to September 25, 2012, under the terms of the investment advisory agreement, the Trust paid an advisory fee to the Adviser based on the annual rate of 0.27% of the Trust’s average weekly net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

Effective October 15, 2012, the Adviser has contractually agreed, through October 31, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 0.50%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on October 31, 2014. For the period March 1, 2012 through June 30, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses to 0.70%.

For the year ended February 28, 2013, the Adviser waived advisory fees of $1,234,276.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

25                         Invesco Quality Municipal Income Trust

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 28, 2013 were $126,915,769 and 0.73%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Tax-exempt income	$30,449,764	$20,866,274

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$2,384,237
Net unrealized appreciation — investments	102,920,353
Temporary book/tax differences	(257,171)
Capital loss carryforward	(73,165,120)
Shares of beneficial interest	722,600,925
Total net assets	$754,483,224

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

26                         Invesco Quality Municipal Income Trust

The Trust utilized $1,995,199 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$544,721	$—	$544,721
February 28, 2015	4,539,569	—	4,539,569
February 29, 2016	31,831,662	—	31,831,662
February 28, 2017	29,575,590	—	29,575,590
February 28, 2018	4,534,854	—	4,534,854
February 28, 2019	172,617	—	172,617
Not subject to expiration	—	1,966,107	1,966,107
	$71,199,013	$1,966,107	$73,165,120

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of October 15, 2012, the date of reorganization of Invesco Quality Municipal Investment Trust and Invesco Quality Municipal Securities into the Trust, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2013 was $132,850,675 and $105,063,318, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$104,383,091
Aggregate unrealized (depreciation) of investment securities	(1,462,738)
Net unrealized appreciation of investment securities	$102,920,353

Cost of investments for tax purposes is $1,039,578,444.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of VMTP Shares, proxy costs and taxable income, on February 28, 2013, undistributed net investment income was increased by $185,255 and shares of beneficial interest was decreased by $185,255. Further, as a result of tax deferrals acquired in the reorganization of Invesco Quality Municipal Investment Trust and Invesco Quality Municipal Securities into the Trust, undistributed net investment income was increased by $946,935, undistributed net realized gain (loss) was decreased by $35,652,623 and shares of beneficial interest was increased by $34,705,688. These reclassifications had no effect on the net assets of the Trust.

NOTE 9—Auction Rate Preferred Shares

The Trust is authorized to issue Auction Rate Preferred Shares (“ARPS”). From June 20, 2012 to June 22, 2012, the Trust redeemed all of its outstanding ARPS at their respective liquidation preference, including accrued and unpaid dividends, if any, through redemption date. The redemptions were funded with cash and proceeds received from the issuance of VMTP Shares.

Historically, the Trust paid annual fees equivalent to 0.25% of the ARPS liquidation value for the remarketing efforts associated with the auction. Effective March 31, 2009, the Trust decreased this amount to 0.15% due to auction failures. These fees were terminated on June 22, 2012 when the last of the Trust’s outstanding ARPS were redeemed. These fees are included as a component of Interest, facilities and maintenance fees expense on the Statement of Operations.

Dividends on the ARPS, which are cumulative, are reset through auction procedures.

Series	Range of Dividend Rates†
1	0.198-0.381%
2	0.198-0.381
3	0.198-0.381
4	0.198-0.381
5	0.198-0.396

†	For the period March 1, 2012 through June 22, 2012.

The Trust was subject to certain restrictions relating to the ARPS. Failure to comply with these restrictions could have precluded the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of ARPS at liquidation value.

27                         Invesco Quality Municipal Income Trust

Beginning February 19, 2008 and continuing through June 22, 2012, all series of ARPS of the Trust were not successfully remarketed. As a result, the dividend rates of these ARPS were reset to the maximum applicable rate.

Transactions in ARPS were as follows:

	Series 1		Series 2		Series 3		Series 4		Series 5
	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Outstanding at February 29, 2012	629	$31,450,000	225	$11,250,000	629	$31,450,000	629	$31,450,000	225	$11,250,000
Shares redeemed	(629)	(31,450,000)	(225)	(11,250,000)	(629)	(31,450,000)	(629)	(31,450,000)	(225)	(11,250,000)
Outstanding at February 28, 2013	—	$—	—	$—	—	$—	—	$—	—	$—

NOTE 10—Variable Rate Muni Term Preferred Shares

On May 17, 2012, the Trust issued 1,168 Series 2015/12-IQI VMTP Shares, with a liquidation preference of $100,000 per share pursuant to an offering exempt from registration under the Securities Act of 1933. Proceeds from the issuance of VMTP Shares on May 17, 2012 were used to redeem all of the Trust’s outstanding ARPS. In addition, the Trust issued 971 Series 2015/12-IQI VMTP Shares in connection with the reorganization of Invesco Quality Municipal Securities and Invesco Quality Municipal Investment Trust into the Trust with a liquidation preference of $100,000 per share. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VMTP Shares on December 1, 2015, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3  1⁄2 year life of the VMTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.15% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). Subsequent rates are determined based upon changes in the SIFMA Index and take into account a ratings spread of 1.15% to 4.05% which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average liquidation value outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2013 were $162,989,931 and 1.30%, respectively.

The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VMTP Shares at liquidation value.

For financial reporting purposes, the liquidation value of VMTP Shares, which are considered debt of the Trust, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended
	February 28, 2013	February 29, 2012
Beginning Shares	23,505,265	23,505,265
Shares Issued in connection with acquisitions(a)	29,378,532	—
Ending Shares	52,883,797	23,505,265

(a)	As of the open of business on October 15, 2012, Invesco Quality Municipal Investment Trust and Invesco Quality Municipal Securities (the “Target Trusts”) merged with and into the Trust pursuant to a plan of reorganization approved by the Trustees of the Trust on November 30, 2011 and by the shareholders of the Target Trusts on August 14, 2012. The reorganization was accomplished by a tax-free exchange of 29,378,532 shares of the Trust for 13,865,371 shares outstanding of Invesco Quality Municipal Investment Trust and 13,454,167 shares outstanding of Invesco Quality Municipal Securities as of the close of business on October 12, 2012. Common shares of the Target Trusts were exchanged for common shares of the Trust, based on the relative net asset value of the Target Trusts to the net asset value of the Trust on the close of business, October 12, 2012. Invesco Quality Municipal Investment Trust’s net assets as of the close of business on October 12, 2012 of $206,182,005, including $30,279,478 of unrealized appreciation and Invesco Quality Municipal Securities’ net assets as of the close of business on October 12, 2012 of $212,175,416, including $29,550,008 of unrealized appreciation, were combined with those of the Trust. The net assets of the Trust immediately before the reorganization were $334,634,947 and $752,992,368 immediately after the reorganization.
The pro forma results of operations for the year ended February 28, 2013, assuming the reorganization had been completed on March 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$42,312,373
Net realized/unrealized gains	23,424,969
Change in net assets resulting from operations	$65,737,342

The combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Trusts that have been included in the Trust’s Statement of Operations since October 15, 2012.

         The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

28                         Invesco Quality Municipal Income Trust

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2013:

Declaration Date	Amount Per Share	Record Date	Payable Date
March 1, 2013	$0.06875	March 11, 2013	March 28, 2013
April 1, 2013	0.06875	April 11, 2013	April 30, 2013

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year ended February 28, 2013		Year ended February 29, 2012		Four months ended February 28, 2011		Years ended October 31,
							2010		2009		2008
Net asset value per common share, beginning of period	$13.88		$12.19		$13.40		$12.61		$11.12		$14.50
Net investment income(a)	0.79		0.84		0.27		0.93		0.96		1.03
Net gains (losses) on securities (both realized and unrealized)	0.47		1.74		(1.19)		0.74		1.36		(3.45)
Distributions paid to auction rate preferred shareholders from net investment income(a)	(0.00)		(0.02)		(0.01)		(0.02)		(0.05)		(0.30)
Total from investment operations	1.26		2.56		(0.93)		1.65		2.27		(2.72)
Less distributions paid to common shareholders from net investment income	(0.87)		(0.87)		(0.28)		(0.86)		(0.78)		(0.68)
Anti-dilutive effect of shares repurchased(a)	—		—		—		—		—		0.02
Net asset value per common share, end of period	$14.27		$13.88		$12.19		$13.40		$12.61		$11.12
Market value per common share, end of period	$13.64		$14.16		$11.81		$13.37		$11.80		$9.21
Total return at net asset value(b)	9.27%		21.91%		(6.85)%		13.59%
Total return at market value(c)	2.38%		28.37%		(9.55)%		21.12%		37.92%		(24.42)%
Net assets applicable to common shares, end of period (000’s omitted)	$754,483		$326,271		$286,628		$314,899		$296,499		$261,348
Portfolio turnover rate(d)	20%		26%		3%		11%		16%		8%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.15	%(e)	1.07	%(f)	1.40	%(f)(g)(h)	0.92	%(f)	1.13	%(f)(i)	1.51	%(f)(i)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(j)	0.59	%(e)	0.84	%(f)	1.20	%(f)(g)(h)	0.76	%(f)	0.83	%(f)(i)	0.83	%(f)(i)
Without fee waivers and/or expense reimbursements	1.40	%(e)	1.07	%(f)	1.40	%(f)(g)(h)	0.92	%(f)	1.13	%(f)(i)	1.51	%(f)(i)
Ratio of net investment income before preferred share dividends	5.60	%(e)	6.51%		6.65	%(g)	7.11%		8.30	%(i)	7.55	%(i)
Preferred share dividends	0.02	%(e)	0.12%		0.19	%(g)	0.18%		0.46%		2.23%
Ratio of net investment income after preferred share dividends	5.58	%(e)	6.39%		6.46	%(g)	6.93%		7.84	%(i)	5.32	%(i)
Rebate from Morgan Stanley affiliate	—		—		—		—		0.01%		0.01%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$213,900		$116,850		$137,650
Asset coverage per preferred share(l)	$452,601		$189,611		$154,115		329%		315%		269%
Liquidating preference per preferred share	$100,000		$50,000		$50,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased of $444,360,729 and sold of $20,353,926 in the effort to realign the Trust’s portfolio holdings after the reorganization of Invesco Quality Municipal Investment Trust and Invesco Quality Municipal Securities into the Trust.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $489,468.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Annualized.

29                         Invesco Quality Municipal Income Trust

(h)	Ratio includes an adjustment for a change in accounting estimate for professional fees during the period. Ratios excluding this adjustment would have been lower by 0.15%.
(i)	The ratios reflect the rebate of certain Trust expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(j)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(k)	Amount is less than 0.01%.
(l)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding. For periods prior to February 28, 2011, calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing by preferred shares at liquidation value.

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Trust received two shareholder demand letters dated July 16, 2010 and March 25, 2011. The shareholder in the July 16, 2010 demand letter alleged that the former Adviser and certain individuals breached their fiduciary duties and wasted Trust assets by causing the Trust to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value at the expense of the Trust and common shareholders. The shareholder in the demand letter dated March 25, 2011 alleged that the Adviser and certain current board and officers of the Trust breached their fiduciary duties and wasted Trust assets by causing the Trust to redeem ARPS at their liquidation value, although the actions complained of occurred prior to the election of the current board and appointment of current officers and prior to the tenure of the current adviser. The shareholders in both letters claimed that the Trust was not obliged to provide liquidity to the preferred shareholders, the redemptions were improperly motivated to benefit the Adviser, and the market value and fair value of the ARPS were less than liquidation value at the time they were redeemed. The shareholders demand that: 1) the Board take action against the Adviser and individuals to recover damages; 2) the Board refrain from authorizing further redemptions or repurchases of ARPS by the Trust at prices in excess of fair value or market value at the time of the transaction; and 3) the Board institute corporate governance measures. The Board formed a Special Litigation Committee (“SLC”) to investigate these claims and make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trust. Upon completion of its evaluation, the SLC recommended that the Board reject the demands specified in the shareholder demand letters, after which the Board publicly announced on July 12, 2011, that it had adopted the SLC’s recommendation and voted to reject the demands. The Trust is not the subject of a lawsuit in connection with this demand letter. The Trust has accrued $63,631 in expenses relating to these matters during the year ended February 28, 2013.

Management of Invesco and the Trust believe that the outcome of the demand letter described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

The Invesco Quality Municipal Investment Trust (“Trust”), which merged into the Invesco Quality Municipal Income Trust received a shareholder demand letter dated September 1, 2010 alleging that the certain individuals and the former Adviser breached their fiduciary duties and wasted Trust assets by causing the Trust to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value at the expense of the Trust and common shareholders. The shareholder claimed that the Trust was not obliged to provide liquidity to preferred shareholders, the redemptions were improperly motivated to benefit the Adviser, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The shareholder demanded that: 1) the Board take action against the prior adviser and individuals to recover damages and 2) the Board refrain from authorizing further redemptions or repurchases of ARPS by the Trust at prices in excess of fair value or market value at the time of the transaction. The Board formed a Special Litigation Committee (“SLC”) to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. Upon completion of its evaluation, the SLC recommended that the Board reject the demands specified in the shareholder demand letter, after which the Board publicly announced on July 12, 2011, that it had adopted the SLC’s recommendation and voted to reject the demands. The Trust is not the subject of a lawsuit in connection with this demand letter.

Management of Invesco and the Trust believe that the outcome of the demand letter described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

30                         Invesco Quality Municipal Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Quality Municipal Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Quality Municipal Income Trust (hereafter referred to as the “Trust”) at February 28, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the periods ended October 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated December 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

31                         Invesco Quality Municipal Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

32                         Invesco Quality Municipal Income Trust

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Quality Municipal Income Trust (the “Fund”) was held on July 17, 2012 and was adjourned, with respect to one proposal until August 14, 2012 and further adjourned until September 25, 2012. The Meeting on September 25, 2012 was held for the following purpose:

(1)	Approval of an amendment to the Fund’s advisory agreement that increases the Fund’s advisory fee.

The September 25, 2012 voting results on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approval of an amendment to the Fund’s advisory agreement that increases the Fund’s advisory fee	11,856,704	2,900,274	578,154	2,171,227

33                         Invesco Quality Municipal Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2010

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2010

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Quality Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2010	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2010	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2010	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2010

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2010	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2010	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Quality Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2010	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Quality Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2010

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Quality Municipal Income Trust

Correspondence information

Send general correspondence to Computershare, P.O. Box 43078, Providence, Rl 02940-3078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-06591 MS-CE-QMINC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$59,875	N/A	$36,300	N/A
Audit-Related Fees(2)	$31,635	0%	$5,000	0%
Tax Fees(3)	$10,550	0%	$4,100	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$102,060	0%	$45,400	0%

PWC billed the Registrant aggregate non-audit fees of $42,185 for the fiscal year ended February 28, 2013, and $9,100 for the fiscal year ended February 29, 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to variable municipal term preferred shares. Audit-Related fees for the fiscal year end February 29, 2012 includes fees billed for agreed upon procedures related to auction rate preferred securities.
(3)	Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2013, and $0 for the fiscal year ended February 29, 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.	PROXY POLICIES AND PROCEDURES – INSTITUTIONAL

Applicable to	Institutional Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance, Proxy Committee
Policy Approver	Invesco Risk Management Committee
Approved/Adopted Date	March 2012

The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.

A. POLICY STATEMENT

Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.

Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

Voting of Proxies

Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy

March 2012	I.1 - 1

would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.

Best Economic Interests of Clients

In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

ISS’ Services

Invesco has contracted with Institutional Shareholder Services Inc.(“ISS”), an independent third party service provider, to vote Invesco’s clients’ proxies according to ISS’ proxy voting recommendations determined by ISS pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.issgovernance.com and which are deemed to be incorporated herein. In addition, ISS provides proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward to ISS proxy materials for clients who rely on Invesco to vote proxies. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

March 2012	I.1 - 2

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. ISS does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when ISS has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.

The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “ISS’ Services,” above.

Recusal by ISS or Failure of ISS to Make a Recommendation

When ISS does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct ISS how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

March 2012	I.1 - 3

Override of ISS’ Recommendation

There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override an ISS recommendation if they believe that an ISS recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.

The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:

(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies as provided herein.

Certain Proxy Votes May Not Be Cast

In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

March 2012	I.1 - 4

the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco shall include a representation from ISS that ISS has no conflict of interest with respect to the vote. In instances where ISS has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

March 2012	I.1 - 5

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:

•	Business Relationships – where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•

Personal Relationships – where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•

Familial Relationships – where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to ISS’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.

In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.

In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

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In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Proxy Voting Records

The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of ISS) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of ISS). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

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APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

I.1 Proxy Policy Appendix A	Acknowledgement and Certification

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2013:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Quality Municipal Income Trust
Thomas Byron	None	N/A	$100,001-$500,000
Robert Stryker	None	N/A	$100,001-$500,000
Robert Wimmel	None	N/A	$100,001-$500,000

Assets Managed

The following information is as of February 28, 2013:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Quality Municipal Income Trust
Thomas Byron	15	$14,806.4	None	None	None	None
Robert Stryker	15	$14,806.4	None	None	None	None
Robert Wimmel	15	$14,806.4	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
3	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
4	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco[6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate 6,[7] Invesco Senior Secured 6,[8]	Not applicable

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

5	Rolling time periods based on calendar year-end.
6	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
7	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
8	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
9	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Quality Municipal Income Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.